UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 28, 2025

DEVVSTREAM CORP.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-40977	86-2433757
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2108 N St., Suite 4254 Sacramento, California (Address of principal executive offices)	95816 (Zip Code)
(647) 689-6041
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common shares	DEVS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On October 28, 2025, DevvStream Inc., a corporation organized under the laws of Delaware “DevvStream”) and a wholly owned subsidiary of DevvStream Corp., an Alberta company (the “Company”), and Devvio, Inc., a corporation organized under the laws of Delaware  (“Devvio”) entered into a fourth amendment (the “Amendment”) to that Strategic Partnership Agreement dated November 28, 2021, as amended by (i) Amendment No. 1 dated November 30, 2021, (ii) Amendment No. 2 dated September 12, 2023, and (iii) Amendment No. 3 dated July 8, 2024 (collectively, the “Strategic Partnership Agreement”).

The Amendment provides that the existing rights and obligations under the Strategic Partnership Agreement, with the exception of confidentiality obligations and the obligations set forth in the Amendment, are fully settled, discharged and of no further force or effect. The Amendment establishes a Strategic Token Program between the parties whereby DevvStream agrees to purchase DevvE tokens annually in the amount of $1,000,000 in 2025 and $1,270,00 in each of 2026 and 2027 (each such amount, the “Purchase Amount”). In exchange, and as part of the Strategic Token Program, DevvStream shall receive warrants to acquire additional DevvE tokens equal to twenty-five percent (25%) of the Purchase Amount which shall be exercisable at the same 10-day VWAP price that was used to determine the number of tokens purchased.

The foregoing summary of the Amendment is not complete and is qualified in its entirety by reference to the Amendment, which is filed herewith as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Fourth Amendment to Strategic Partnership Agreement.

104	Cover page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2025
DEVVSTREAM CORP.

	By:	/s/ David Goertz
	Name:	David Goertz
	Title:	Chief Financial Officer